Investor Presentation 2018Q1 Exhibit 99.2

INVESTORS.PRIMEMERIDIANBANK.COM
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Forward Looking Statements
This
Presentation,
including
information
incorporated
herein
by
reference,
may
contain
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Words
such
as
“may,”
“could,”
“should,”
“would,”
“believe,”
“anticipate,”
“estimate,”
“expect,”
“intend,”
“plan,”
“project,”
“is
confident
that,”
and
similar
expressions
are
intended
to
identify
these
forward-looking
statements.
These
forward-looking
statements
involve
risk
and
uncertainty
and
a
variety
of
factors
could
cause
our
actual
results
and
experience
to
differ
materially
from
the
anticipated
results
or
other
expectations
expressed
in
these
forward-looking
statements.
We
do
not
have
a
policy
of
updating
or
revising
forward
looking
statements
except
as
otherwise
required
by
law,
and
silence
by
management
over
time
should
not
be
construed
to
mean
that
actual
events
are
occurring
as
estimated
in
such
forward-looking
statements.
Our
ability
to
predict
results
or
the
actual
effect
of
future
plans
or
strategies
is
inherently
uncertain.
Factors
that
could
have
a
material
adverse
effect
on
our
operations
and
the
operations
of
our
subsidiary,
Prime
Meridian
Bank,
include,
but
are
not
limited
to,
changes
in:
•
risk factors named in the Prospectus
•
general economic conditions
•
legislative/regulatory changes
•
monetary and fiscal policies of the U.S. Government
•
the quality and composition of our loan or investment portfolios
•
competition
•
demand for loan and deposit products
•
demand for financial services in our primary trade area
•
litigation, tax, and other regulatory matters
•
accounting principles and guidelines
•
other economic, competitive, governmental, regulatory, or technological factors affecting us
The
factors
listed
above
should
not
be
construed
as
exhaustive.
A
number
of
important
factors
could
cause
actual
results
to
differ
materially
from
those
indicated
by
the
forward-looking
statements.
Information
on
these
factors
can
be
found
in
the
Company’s
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2017,
and
other
reports
and
statements
Prime
Meridian
Holding
Company
has
filed
with
the
Securities
and
Exchange
Commission
which
are
available
at
its
website
(www.sec.gov).
We
do
not
have
a
policy
of
updating
or
revising
forward-looking
statements
except
as
otherwise
required
by
law,
and
silence
by
management
over
time
should
not
be
construed
to
mean
that
actual
events
are
occurring
as
estimated
in
such
forward-looking
statements.

INVESTORS.PRIMEMERIDIANBANK.COM
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Contents
4
Company Profile
5
Management Team
6
Personnel Profile
7
MSA Profile
8
Summary Results
10
Asset Quality
11
Increasing Franchise Value
Total Assets |
Gross Loans
|
Total Deposits
|
Cost of Funds
12
Building Shareholder Value
Total Equity
|
Net Income
|
Tangible Book Value Per Share |
Earnings Per Share
13
Loan Portfolio
14
Residential Loan Portfolio
15
Portfolio Risk Management |
CRE Commitments
16
Funding Overview
17
Deposit Market Share
18
Investment Considerations
22
Company Culture
25
Appendix
Financial Highlights |
Consolidated Statements of Earnings
|
Balance Sheets
Updated as of 3/31/2018

INVESTORS.PRIMEMERIDIANBANK.COM
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Company Profile
Headquarters
Tallahassee, FL*
Year Established
2008
Total Assets
$358.3 Million
Shareholders’ Equity
$46.9 Million
Market Capitalization
$62.5 Million
Institutional Ownership
28.7%
Shares Outstanding
3,122,769
Trading Exchange
OTCQX: PMHG
Bank Website
www.PrimeMeridianBank.com
Investor Website
Investors.PrimeMeridianBank.com
Data as of 3/31/2018
Crawfordville
Gulf of Mexico
Alabama
Georgia
Florida
*State Capital of Florida
OFFICES BY COUNTY
Leon (2)
Wakulla (1)

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Management Team
Sammie D. Dixon, Jr.
Vice Chairman, President and Chief Executive Officer
Age: 48  |  21 years banking experience
R. Randy Guemple
Executive Vice President and Chief Financial Officer
Age: 66  |  40 years banking and CPA experience
Chris L. Jensen, Jr.
Executive Vice President and Chief Lending Officer
Age: 61  |  39 years banking experience
Susan Payne Turner
Executive Vice President and Chief Risk Officer
Age: 51  |  36 years banking experience
Experienced management team with proven track record of franchise growth and development
Community leaders who know their clients
History of profitable bank operations

INVESTORS.PRIMEMERIDIANBANK.COM
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Personnel Profile
Employees, Management
and Director Ownership (%)
21.5
Prime Meridian Bank Employees
Who Own PMHG (%)
53.1
Average Age
Entire Team*
40.3
EVP
56.5
SVP
49.2
VP
47.2
All Officers
46.0
*71.5 Full-Time Equivalents (FTEs)
Updated as of 3/31/2018

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Tallahassee Metropolitan Statistical Area (MSA)
MSA Profile
Leon, Gadsden, Wakulla
and Jefferson counties
Includes Florida’s Capital
Education hub with highly-
educated population:
•
Florida State University (FSU)
•
Florida A&M University (FAMU)
•
Tallahassee Community College (TCC)
2 Major Hospitals
National High Magnetic Field Lab (FSU)

INVESTORS.PRIMEMERIDIANBANK.COM
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Summary Results | 2018Q1
The Company paid its third annual cash dividend of $0.10 per share, increasing it for the second consecutive year.
Net loans increased $46.9 million, or 20.8%, over the first quarter of 2017 and $22.4 million, or 8.9%, since December 31, 2017.
Net income for the first quarter of 2018 increased 40.7% year over year to
$754,000, boosted by 21.5% growth in net interest income, 22.2% growth in noninterest income and a lower corporate income tax rate in 2018.

INVESTORS.PRIMEMERIDIANBANK.COM
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Summary Results | 2018Q1
For the quarter ended March 31, 2018, the annualized Return on
Average Assets was 0.86%, the annualized Return on Average Equity was 6.45%, and the net interest margin was 3.83%.
The Company celebrated its 10th anniversary in February 2018, reporting total assets of $358.3 million at March 31, 2018.

INVESTORS.PRIMEMERIDIANBANK.COM
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Asset Quality
Prime Meridian Bank has maintained exceptionally strong asset quality.
NPAs/Total Assets (%)
NPA = Nonperforming Assets
Source: S&P Global and internal company documents. PMB peer analysis vs. select, comparable Southeastern banks with $250 to $500 million in assets. All financial data as of December 31 of the respective year unless otherwise noted.
*Southeast Peers
Comparison
reflects
corresponding
bank
level
data
for
Aquesta
Bank,
Athens
Federal
Community
Bank,
NA,
Bank
of
Botetourt,
Bank
of
Charles
Town,
Bank
of
Oak
Ridge, Bank of South Carolina, Capon Valley Bank, Carolina Trust Bank, Citizens Bank & Trust, Citizens Bank and Trust Company, Citizens Trust Bank, First IC Bank, First National Bank,
First
Reliance
Bank,
Grant
County
Bank,
Heritage
Bank
(Jonesboro,
GA),
Jefferson
Security
Bank,
KS
Bank,
Inc.,
Lifestore
Bank
(MHC),
Mechanics
and
Farmers
Bank,
MidSouth
Bank,
Paragon Bank, Planters First Bank, Southeastern Bank, Southwest Georgia Bank, and Surrey Bank & Trust.
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
0.80
2010
2011
2012
2013
2014
2015
2016
2017
2018Q1
2018Q1
Southeast
Peer Average
0.00
0.00
0.06
0.00
0.08
0.06
0.27
0.04
0.10
0.75
PMB
Southeast Peers*

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Cost of Funds (%)
CAGR = compound annual growth rate. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and Internal company documents
Increasing Franchise Value
Total Assets
($ in millions)
Gross Loans
($ in millions)
Total Deposits
($ in millions)
86
116
147
183
184
218
275
298
309
$0
$50
$100
$150
$200
$250
$300
$350
2010
2011
2012
2013
2014
2015
2016
2017
2018Q1
1.24
0.96
0.62
0.42
0.35
0.35
0.33
0.41
0.53
0.0
0.5
1.0
1.5
2010
2011
2012
2013
2014
2015
2016
2017
2018Q1
65
78
95
123
156
192
225
253
276
$0
$50
$100
$150
$200
$250
$300
2010
2011
2012
2013
2014
2015
2016
2017
2018Q1
103
139
170
206
210
244
304
347
358
$0
$50
$100
$150
$200
$250
$300
$350
$400
2010
2011
2012
2013
2014
2015
2016
2017
2018Q1

INVESTORS.PRIMEMERIDIANBANK.COM
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Tangible Book Value
Per Share ($)
Earnings Per Share ($)
CAGR = compound annual growth rate.  Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, and $18 million in our stock offering concluded May 15, 2017. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and Internal company documents
Building Shareholder Value
Total Equity
($ in millions)
Net Income
($ in thousands)
201
616
1,018
1,149
1,006
1,704
2,220
2,817
536
754
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
2010
2011
2012
2013
2014
2015
2016
2017
2017Q1
2018Q1
13.7
15.1
16.0
16.4
22.9
24.9
47.0
46.9
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
$50.0
2010
2011
2012
2013
2014
2015
2016
2017
2018Q1
9.18
10.09
10.72
10.92
11.78
12.62
13.51
15.06
15.03
$7.0
$8.5
$10.0
$11.5
$13.0
$14.5
2010
2011
2012
2013
2014
2015
2016
2017
2018Q1
27.1
0.12
0.41
0.68
0.77
0.59
0.88
1.12
1.04
0.27
0.24
$0.00
$0.25
$0.50
$0.75
$1.00
2010
2011
2012
2013
2014
2015
2016
2017
2017Q1
2018Q1

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Loan Portfolio
Total net loans of $273 million
Prime Meridian’s strong relationship
with the local business community is
reflected in its concentration of
Commercial Loans at 17%
of total loans.
Loans ($ in thousands)
Source: internal company documents
Loan
Composition
as of 3/31/18
Quarterly Loan Portfolio Change
($ in thousands)
2017Q4
Residential/
HELOC
CRE
Construction
Commercial
Consumer
Deferred Costs
Less ALLL
2018Q1
$300,000
$250,000
$150,000
Commercial
Real Estate
32%
Residential
Estate and
HELOC
38%
Construction
11%
Commercial
17%
Consumer and
Other
2%
Real estate mortgage loans
Commercial Real Estate
87,388
$
Residential Real Estate and HELOC
104,835
Construction
30,210
Total Real Estate Mortgage
222,433
Commercial
46,022
Consumer and Other
7,156
Total Loans
275,611
Deferred Loan Costs, Net
385
Less: A LLL
(3,385)
Loans, Net
272,611
$

INVESTORS.PRIMEMERIDIANBANK.COM
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Residential
Loan Portfolio
Residential Loans ($ in thousands)
Residential
Loan
Composition
as of 3/31/18
Source: internal company documents
Residential Real Estate and HELOC
1-4 Owner-Occupied & HELOC
59,409
$
1-4 Non-Owner-Occupied
27,209
Multifamily
18,217
Total
104,835
$
Multifamily
17%
1-4 Non-Owner-
Occupied
26%
1-4 Owner-
Occupied &
HELOC
57%

INVESTORS.PRIMEMERIDIANBANK.COM
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CRE Commitments
Nonperforming Loans to Total Loans Ratio of 0.13%
Nonperforming “CRE” loan balances total $0 as of 3/31/18
NCO* / Average Loans: 0.00% charge-offs in 2018
Portfolio Risk Management
Total Risk Based Capital                   $     37,423
Total Loan Portfolio                            $   275,611
Commercial Real Estate (CRE) Loans
Funded
Committed
Construction, Land Development, and Other
$
33,287
$
43,409
116.14
%
12.06
%
Multifamily
18,217
19,028
50.91
%
6.60
%
Nonfarm Nonresidential
81,496
84,543
226.18
%
29.53
%
Less: Improved Owner-Occupied CRE
(38,352)
(40,324)
(107.88)
%
(13.90)
%
Total
$
94,648
$
106,656
285.35
%
34.29
%
of Portfolio
Funded %
% of Capital
Committed as
As of 3/31/18 ($ in thousands)
*Net Charge-Offs: Charge-offs less recoveries

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Prime Meridian’s deposit
franchise is comprised of 24%
noninterest-bearing deposits.
Prime Meridian continues to
outperform regional peers with
low cost of funds, 0.53%,
a key
driver of franchise value.
Deposits ($ in thousands)
Funding Overview
Source: internal company documents
Deposit
Composition
as of 3/31/18
Savings
3%
NOW
15%
Money Market
Accounts
51%
Time Deposits
7%
Noninterest
Bearing
24%
Deposit Types
Noninterest-Bearing
73,736
$
Money Market Accounts
158,359
NOW
45,825
Savings
7,969
Time Deposits
23,393
Total
309,282
$

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Deposit Market Share
Source: S&P Global. Analysis current as of 6/30/17.  Note: Market share analysis excludes non-retail deposits.
Source: PMB deposit update per company documents.
Prime Meridian Bank Deposits –
Leon County (3/31/18) $261.5 million. Prime Meridian Bank Deposits –
Wakulla County (3/31/18) $47.8 million.
Prime Meridian Bank’s year-over-year deposit growth in Leon county was 22.38% with a five-year compounded growth rate of 17.17%
The Bank’s Crawfordville office (Wakulla county) has grown to nearly $50MM since opening in 2015

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Strong Growth Potential
Through 2023, Tallahassee MSA is projected to experience significant population
and
household
income
growth
1
of
4.40%
and
6.62%,
respectively
Attractive growth opportunities in North Florida, South Alabama and South
Georgia markets
Build-out of existing market franchise
Investment Considerations
1
Source: Nielsen.  Demographic data is provided by Nielsen based primarily on US Census data. For non-census year data, Nielsen uses samples and projections to estimate the demographic data. S&P Global Market Intelligence performs calculations on the underlying data provided by Nielsen for some of the data presented.
Strong infrastructure can support a much larger institution
Scalable employee base helps facilitate increased market share

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Economic Hub of Northern Florida
Seven robust industry factors
Education
Aviation, aerospace, defense and national security
Health sciences, medical education, training and research,
and sports medicine
Information technology
Research and engineering
Renewable energy and environment
Transportation and logistics
Strong local lending relationships and local decision-making allow PMB to build market share.
Experienced team of 74 employees* continue to ensure a high level of client service and a “deep bench” for future growth.
*As of 3/31/2018
Investment Considerations

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High-performing Company with Strong
Balance Sheet and Excellent Asset Quality
ROAA* and ROAE** of 0.86% and 6.45% respectively
Strong Bank Level Capital Ratios
Tier 1 Leverage
9.69%
Tier 1 Risk-Based Capital Ratio
12.38%
Total Risk-Based Capital Ratio
13.61%
*ROAA = Return on Average Assets
**ROAE = Return on Average Equity
Investment Considerations
All data as of 3/31/18

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Strong Core Funding
CDs represent approximately 7.6% of deposit base
Cost of Funds: 0.53%
Excellent Asset Quality
NPAs
1
/ Total Assets
0.10%
Allowance for Loan Losses / Total Loans
1.23%
NCOs
2
/ Average Loans
0.00%
All data as of 3/31/18
1
Nonperforming Assets
2
Net Charge-Offs: Charge-offs less recoveries
Investment Considerations

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Who We Are. What We Stand For.
MISSION
Building bankers to serve our clients and community
in order to optimize shareholder value.
PURPOSE
Banking
done right, right away.
CORE
PRINCIPLES
•
Passion
–
level of intense excellence and commitment beyond simply meeting requirements
•
Grace
–
high level of service with courtesy and compassion
•
Integrity
–
doing the right thing because it’s the right thing to do
•
Tenacity
–
culture of looking at new ideas, tackling challenges and overcoming obstacles
•
Accountability
–
personally accepting full and ultimate responsibility
as well as holding
one another accountable.
Company Culture

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Prime Meridian Bank promotes and maintains a culture of openness and transparency to
encourage exposure of team members to all aspects of
banking.
Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.
A Different Banking Model
Company Culture

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Best Banks To Work For
Since 2015
5 Star Rating
(32 Consecutive Quarters by Bauer Financial, the
nation's leading bank rating and research firm)
Ranked #19 on the OTCQX Best 50:
the top performing companies on the OTCQX
Best Market based on 2017 total return and growth in
average daily dollar volume
Company Culture

25 Appendix 25

INVESTORS.PRIMEMERIDIANBANK.COM | OTCQX: PMHG 26 Financial Highlights (unaudited)

INVESTORS.PRIMEMERIDIANBANK.COM | OTCQX: PMHG 27 ($ in thousands except per share data) Condensed Consolidated Statements of Earnings (unaudited)

INVESTORS.PRIMEMERIDIANBANK.COM | OTCQX: PMHG 28 Condensed Consolidated Balance Sheets ($ in thousands)